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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event report):   November 21, 1995
                                                        -----------------


                              MANVILLE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                        1-8247              84-0856796
-------------------------------------------------------------------------------
(State or other jurisdiction of           (Commission        (I.R.S. Employer
         incorporation)                   file number)      Identification No.)


        717 17th Street, Denver, Colorado                         80202
    ----------------------------------------------------------------------
    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (303) 978-2000
                                                     --------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

            On November 21, 1995, Manville Corporation (the "Company") entered into the Tenth Amendment to the Trust Agreement dated as of November 28, 1988 by and among Johns-Manville Corporation, the Company, Manville Sales Corporation, Manville Canada, Inc., Manville Investment Corporation, Ken-Caryl Ranch Corporation and SAL Contract & Supply, Inc. as Trustors (collectively, the "Trustors") and Donald M. Blinken, Daniel Fogel, Francis H. Hare, Jr., John
C. Sawhill (the "Former Trustees") and Christian E. Markey, Jr., as trustees for the Manville Personal Injury Settlement Trust (the "Trust"), as amended by the First, Second and Third Amendments to the Trust Agreement dated as of February 14, 1989, November 15, 1990, and December 6, 1991, respectively between the Company, Mr. Markey and the Former Trustees, and as further amended by the Fourth, Fifth, Sixth, Seventh and Eighth Amendments to the Trust Agreement dated as of August 6, 1992, December 9, 1992, November 5, 1993, September 22, 1994, and August 15, 1995, and the Ninth Amendment as annexed to the Trust's October 25, 1995 Application to the United States Bankruptcy Court, respectively between the Company, Mr. Markey, Robert A. Falise, Louis Klein, Jr., and Frank J. Macchiarola, and, in the case of the Seventh Amendment, Charles T. Hagel, as trustees of the Trust.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)    Financial Statements of Business Acquired.  Not applicable.

            (b)    Pro Forma Financial Information.  Not applicable.

            (c)    Exhibits.

                   10.1 TENTH AMENDMENT, dated as of November 21, 1995 to the Trust Agreement, dated as of November 28, 1988 by and among the Trustors and the Former Trustees and Christian E. Markey, Jr., as trustees for the Trust, as amended by the First, Second and Third Amendments to the Trust Agreement dated as of February 14, 1989, November 15, 1990, and
                            December 6, 1991, respectively between the Company, Mr. Markey and the Former Trustees, and as further amended by the Fourth, Fifth, Sixth, Seventh and Eighth Amendments to the Trust Agreement dated as of August 6, 1992, December 9, 1992, November 5, 1993, September 22, 1994, and August 15, 1995, and the Ninth Amendment as annexed to the Trust's October 25, 1995 Application to the United States Bankruptcy Court, respectively between the Company, Mr. Markey, Robert A. Falise, Louis Klein, Jr., and Frank J. Macchiarola, and, in the case of the Seventh Amendment, Charles T. Hagel, as trustees of the Trust.


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                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MANVILLE CORPORATION



                                      By:       /s/  Richard B. Von Wald
                                          -------------------------------------
                                                     Richard B. Von Wald
                                                     Senior Vice President,
                                                       General Counsel &
                                                       Secretary


Dated:  December 7, 1995





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                                 EXHIBIT INDEX


Exhibit
Number             Description
-------            -----------
  10.1             TENTH AMENDMENT, dated as of November 21, 1995 to the Trust Agreement, dated as of November 28, 1988 by and among
                   Johns-Manville Corporation, Manville Corporation (the "Company"), Manville Sales Corporation, Manville Canada,
                   Inc., Manville Investment Corporation, Ken-Caryl Ranch Corporation and SAL Contract & Supply, Inc. as Trustors
                   (collectively, the "Trustors") and Donald M. Blinken, Daniel Fogel, Francis H. Hare, Jr., John C. Sawhill
                   (the "Former Trustees") and Christian E. Markey, Jr., as trustees for the Manville Personal Injury Settlement
                   Trust (the "Trust"), as amended by the First, Second and Third Amendments to the Trust Agreement dated as of
                   February 14, 1989, November 15, 1990, and December 6, 1991, respectively between the Company, Mr. Markey and the Former Trustees, and as further amended by the Fourth, Fifth, Sixth, Seventh and Eighth Amendments to the
                   Trust Agreement dated as of August 6, 1992, December 9, 1992, November 5, 1993, September 22, 1994, and August
                   15, 1995, and the Ninth Amendment as annexed to the Trust's October 25, 1995 Application to the United States
                   Bankruptcy Court, respectively between the Company, Mr. Markey, Robert A. Falise, Louis Klein, Jr., and Frank J.
                   Macchiarola, and, in the case of the Seventh Amendment, Charles T. Hagel, as trustees of the Trust, (the Trust
                   Agreement and all nine prior Amendments being collectively referred to herein as the "Trust Agreement").





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